COLONIAL INVESTMENT GRADE MUNICIPAL TRUST
                  One Financial Center, Boston, Massachusetts 02111
                                   (617) 426-3750


                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 TO BE HELD MAY 30, 1997

Dear Shareholder:

     The Annual Meeting of Shareholders (Meeting) of Colonial Investment Grade Municipal Trust (Fund) will be held at the offices of Colonial Management Associates, Inc. (Adviser), One Financial Center, Boston, Massachusetts, on Friday, May 30, 1997, at 10:00 a.m. Eastern time, to:

1.      Elect four Trustees;
2.      Ratify or reject the selection of independent accountants; and
3. Transact such other business as may properly come before the Meeting or any adjournment thereof.

                                         By order of the Trustees,

                                         Arthur O. Stern, Secretary
April 24, 1997


NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF A QUORUM IS NOT PRESENT AT THE MEETING, ADDITIONAL EXPENSES WILL BE INCURRED TO SOLICIT ADDITIONAL PROXIES. TO AVOID THESE COSTS TO YOUR FUND, PLEASE VOTE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE IMMEDIATELY.



IG-85/558D-0497                                                       1007-PS-97

                                   PROXY STATEMENT
                                 General Information
                                                                  April 24, 1997

      The enclosed proxy, which was first mailed on April 24, 1997, is solicited by the Trustees for use at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement. The proxy may be revoked prior to its exercise by a later dated proxy, by written revocation received by the Secretary or by voting in person. Solicitation may be made by mail, telephone, telegraph, telecopy and personal interviews. Authorization to execute proxies may be obtained by telephonically or electronically transmitted instructions. The cost of solicitation will be paid by the Fund.

      Holders of a majority of the shares outstanding and entitled to vote constitute a quorum and must be present in person or represented by proxy for business to be transacted at the Meeting. On March 3, 1997, the Fund had outstanding 11,509,000 shares of beneficial interest. Shareholders of record at the close of business on March 3, 1997 will have one vote for each share held. As of March 3, 1997, The Depository Trust Company (Cede & Co.), P.O. Box 20, New York, New York 10274 owned of record 77.83% of the Fund's outstanding shares.

      Votes cast by proxy or in person will be counted by persons appointed by the Fund to act as election tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. Where a shareholder withholds authority or abstains, or the proxy reflects a "broker non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), the shares will be counted as present and entitled to vote for purposes of determining the presence of a quorum. With respect to the election of Trustees and ratification of independent accountants, withheld authority, abstentions and broker non-votes have no effect on the outcome of the voting.

      Further information concerning the Fund is contained in its most recent Annual Report to shareholders, which is obtainable free of charge by writing the Adviser at One Financial Center, Boston, MA 02111 or by calling 1-800-426-3750.

1.    Election of Four Trustees.

      Messrs. Bleasdale, Mayer, Moody and Neuhauser (who have each agreed to serve) are proposed for election as Trustees of the Fund, each to serve for three years or until a successor is elected. The Board of Trustees consists of Ms. Collins and Messrs. Birnbaum, Bleasdale, Grinnell, Ireland, Lowry, Mayer, Moody, Neuhauser, Shinn, Sullivan and Weeks. The Board of Trustees is divided into the following three classes, each with a three year term expiring in the years indicated (assuming the persons listed below under "2000" are elected at the Meeting):

1998                           1999                             2000
----                           ----                             ----

Mr. Lowry                      Ms. Collins                      Mr.Bleasdale
Mr. Shinn                      Mr. Birnbaum                     Mr. Mayer
Mr. Sullivan                   Mr. Grinnell                     Mr. Moody
Mr. Weeks                      Mr. Ireland                      Mr. Neuhauser

      The  following  table sets forth  certain  information  about the Board of
Trustees:

                                                                              Shares
                                                                          Beneficially
                                                                             Owned and
                                                                            Percent of
                                                                             Fund at
 Name                                                                       March 3,
(Age)   Trustee Since      Principal Occupation(1) and Directorships        1997 (2)
Robert J. Birnbaum   Retired  (formerly  Special  Counsel,  Dechert Price &   ----
(69)           1995  Rhoads--law).  Director  or Trustee:  Colonial  Funds,
                     Liberty All-Star Equity Fund,  Liberty All-Star Growth
                     Fund,  Inc.  (formerly  known  as The  Charles  Allmon
                     Trust, Inc.), The Emerging Germany Fund.

Tom Bleasdale        Retired  (formerly  Chairman  of the  Board  and Chief   ----
(66)           1989  Executive Officer,  Shore Bank & Trust  Co.--banking).
                     Director  or  Trustee:   Colonial  Funds,  The  Empire
                     Company.

Lora S. Collins      Attorney  (law)  (formerly  Attorney,  Kramer,  Levin,   ----
(61)           1992  Naftalis,  Nessen,  Kamin  &  Frankel--law).  Trustee:
                     Colonial Funds.

James E. Grinnell    Private  Investor.   Director  or  Trustee:   Colonial   ----
(67)           1995  Funds,  Liberty All-Star Equity Fund, Liberty All-Star
                     Growth  Fund,  Inc.  (formerly  known  as The  Charles
                     Allmon Trust, Inc.).

William D. Ireland,  Retired. Trustee:  Colonial Funds.                       ----
Jr.
(73)           1992

Richard W. Lowry     Private  Investor.   Director  or  Trustee:   Colonial   ----
(60)           1995  Funds,  Liberty All-Star Equity Fund, Liberty All-Star
                     Growth  Fund,  Inc.  (formerly  known  as The  Charles
                     Allmon Trust, Inc.).

William E. Mayer*    Partner,        Development        Capital,        LLC   ----
(56)           1994  (investments)(formerly   Dean   of  the   College   of
                     Business     and     Management,     University     of
                     Maryland--higher   education;   Dean   of  the   Simon
                     Graduate    School   of   Business,    University   of
                     Rochester--higher  education).  Director  or  Trustee:
                     Colonial Funds, Hambrecht & Quist Incorporated,  Chart
                     House Enterprises, Schuller Corp.

James L. Moody, Jr.  Chairman of the Board and  Director,  Hannaford  Bros.   ----
(65)           1992  Co.  (food  distributor)   (formerly  Chief  Executive
                     Officer,  Hannaford Bros.  Co.).  Director or Trustee:
                     Colonial Funds,  Penobscot Shoe Co., Sobeys Inc., UNUM
                     Corporation, IDEXX Laboratories, Staples, Inc.

John J. Neuhauser    Dean  of the  School  of  Management,  Boston  College   ----
(53)           1992  (higher  education).  Director  or  Trustee:  Colonial
                     Funds, Hyde Athletic Industries, Inc.

George L. Shinn      Financial   Consultant   (formerly   Chairman,   Chief   ----
(74)           1992  Executive  Officer and  Consultant,  The First  Boston
                     Corporation--holding  company).  Director  or Trustee:
                     Colonial Funds, The New York Times Co.

Robert L. Sullivan   Retired Partner,  Peat Marwick Main & Co.  (management   ----
(69)           1989  consulting)(formerly self-employed Management
                     Consultant).  Trustee: Colonial Funds.

Sinclair Weeks, Jr.  Chairman  of  the  Board,  Reed &  Barton  Corporation   ----
(73)           1989  (metal products).  Trustee:  Colonial Funds

* Mr. Mayer is an "interested person" as defined by the Investment Company Act of 1940 (1940 Act) because of his affiliation with Hambrecht & Quist Incorporated, a registered broker-dealer.

(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.
(2) On March 3, 1997, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the then outstanding shares of the Fund. In this Proxy Statement, "Colonial Funds" means Colonial Trust I, Colonial Trust II, Colonial Trust III, Colonial Trust IV, Colonial Trust V, Colonial Trust VI, Colonial Trust VII, LFC Utilities Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Intermediate High Income Fund, Colonial Investment Grade Municipal Trust and Colonial Municipal Income Trust.

         The following table sets forth certain information about the executive officers of the Fund:

Name
(Age)  Executive Officer Since       Office with Fund; Principal Occupation (3)

  Harold W. Cogger                   President of the Fund and of the Colonial
  (61)      1993                     Funds (formerly Vice President); Chairman
                                     of the Board and Director of The Colonial
                                     Group, Inc. (TCG)(formerly President and
                                     Chief Executive Officer) and the Adviser
                                     (formerly President, Chief Executive
                                     Officer and Executive Vice President);
                                     Director and Executive Vice President of
                                     Liberty Financial Companies, Inc.
                                     (Liberty Financial); Director or Trustee of Liberty All-Star Growth Fund, Inc.
                                     (formerly known as The Charles Allmon
                                     Trust, Inc.), Liberty All-Star Equity
                                     Fund, Stein Roe & Farnham Incorporated.

  Davey S. Scoon                     Vice President of the Fund and of the
  (50)      1993                     Colonial Funds (formerly Treasurer);
                                     Executive  Vice  President  and Director of
                                     the Adviser (formerly Senior Vice President
                                     and  Treasurer);  Executive  Vice President
                                     and   Chief   Operating   Officer   of  TCG
                                     (formerly  Vice  President  -  Finance  and
                                     Administration and Treasurer).

  Timothy J. Jacoby                  Treasurer and Chief Financial Officer of
  (44)      1996                     the Fund and of the Colonial Funds;
                                     Senior  Vice   President  of  the  Adviser;
                                     (formerly  Senior Vice President,  Fidelity
                                     Accounting   and   Custody   Services   and
                                     Assistant Treasurer to the Fidelity Group of Funds--investment management).

  Peter L. Lydecker                  Chief Accounting Officer and Controller
  (43)      1993                     of the Fund and of the Colonial Funds
                                     (formerly Assistant Controller); Vice
                                     President of the Adviser (formerly
                                     Assistant Vice President).

  Arthur O. Stern                    Secretary of the Fund and of the Colonial
  (58)      1989                     Funds; Director, Executive Vice
                                     President, General Counsel, Clerk and
                                     Secretary of the Adviser; Executive Vice
                                     President and Clerk of TCG (formerly
                                     Executive Vice President-Legal and
                                     Compliance and Vice President-Legal).

(3) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

                   Trustees' Compensation, Meetings and Committees

      The members of the Board of Trustees received the following compensation from the Fund for the fiscal year ended December 31, 1996, and from the Colonial Funds complex for the calendar year ended December 31, 1996, for serving as Trustees (4):

                           Aggregate                Total Compensation From
                           Compensation             Fund and Fund Complex
                           From Fund for            Paid To The Trustees
                           Fiscal Year Ended        For Calendar Year Ended
Trustee                    December 31, 1996        December 31, 1996(5)
-------                    -----------------        --------------------
[S]                            [C]                       [C]
Robert J. Birnbaum             $1,107                    $ 92,000
Tom Bleasdale                   1,232 (6)                 104,500 (7)
Lora S. Collins                 1,111                      92,000
James E. Grinnell               1,123                      93,000
William D. Ireland, Jr.         1,315                     109,000
Richard W. Lowry                1,152                      95,000
William E. Mayer                1,095                      91,000
James L. Moody, Jr.             1,271 (8)                 106,500 (9)
John J. Neuhauser               1,135                      94,500
George L. Shinn                 1,259                     105,500
Robert L. Sullivan              1,224                     102,000
Sinclair Weeks, Jr.             1,329                     110,000

(4) The Fund does not currently provide pension or retirement plan benefits to the Trustees.
(5) At December 31, 1996, the Colonial Funds complex consisted of 37 open-end and 5 closed-end management investment company portfolios.
(6)     Includes $509 payable in later years as deferred compensation.
(7)     Includes $51,500 payable in later years as deferred compensation.
(8) Total compensation of $1,271 will be payable in later years as deferred compensation.
(9) Total compensation of $106,500 for the calendar year ended December 31, 1996 will be payable in later years as deferred compensation.

The following table sets forth the amount of compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund and of the Liberty All-Star Growth Fund, Inc. (formerly known as The Charles Allmon Trust, Inc.)(together, Liberty Funds) for service during the calendar year ended December 31, 1996:

                                                       Total Compensation
                                                       From Liberty Funds For
                                                       The Calendar Year Ended
Trustee                                                December 31, 1996 (10)
-------                                                ----------------------
[S]                                                     [C]
Robert J. Birnbaum                                      $25,000
James E. Grinnell                                        25,000
Richard W. Lowry                                         25,000

(10) At December 31, 1996, the Liberty Funds were advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial (an intermediate parent of the Adviser).

      During the Fund's fiscal year ended December 31, 1996, the Board of Trustees held seven meetings.

      The Audit Committee of the Colonial Funds, consisting of Messrs. Bleasdale, Ireland, Lowry, Moody, Shinn, Sullivan and Weeks, met four times during the Fund's fiscal year ended December 31, 1996. The Committee recommends to the Trustees the independent accountants to serve as auditors, reviews with the independent accountants the results of the auditing engagement and internal accounting procedures and controls, and considers the independence of the independent accountants, the range of their audit services and their fees.

     The Compensation Committee of the Colonial Funds, consisting of Ms. Collins and Messrs. Neuhauser, Sullivan and Weeks, met twice during the Fund's fiscal year ended December 31, 1996. The Committee reviews compensation of the Board of Trustees.

      The Nominating Committee of the Colonial Funds, consisting of Messrs. Bleasdale, Ireland, Moody and Weeks, did not meet during the Fund's fiscal year ended December 31, 1996. The Committee in its sole discretion recommends to the Trustees nominees for Trustee and for appointments to various committees. The Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee in care of the Fund.

      During the Fund's fiscal year ended December 31, 1996, each of the Trustees attended more than 75% of the meetings of the Board of Trustees and the committees of which such Trustee is a member.

      If any of the nominees listed above becomes unavailable for election, the enclosed proxy may be voted for a substitute candidate in the discretion of the proxy holder(s).

                                    Required Vote

      A plurality of the votes cast at the Meeting, if a quorum is represented, is required for the election of each Trustee.

                                Description of the Adviser

         The Adviser is a wholly-owned subsidiary of TCG which in turn is a wholly-owned subsidiary of Liberty Financial. Liberty Financial is an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Financial is a diversified and integrated asset management organization which provides insurance and investment products to individuals and institutions. Liberty Financial's principal executive offices are located at 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210. Liberty Mutual is an underwriter of workers' compensation insurance and a Massachusetts-chartered mutual property and casualty insurance company. The principal business activities of Liberty Mutual's subsidiaries other than Liberty Financial are property-casualty insurance, insurance services and life insurance (including group life and health insurance products) marketed through its own sales force. Liberty Mutual's principal executive offices are located at 175 Berkeley Street, Boston, Massachusetts 02117. Liberty Mutual is deemed to be the controlling entity of the Adviser and its affiliates.

2.       Ratification of Independent Accountants.

      Price Waterhouse LLP was selected as independent accountants for the Fund for the fiscal year ending December 31, 1997, by unanimous vote of the Trustees, subject to ratification or rejection by the shareholders. Neither Price
Waterhouse LLP nor any of its partners has any direct or material indirect financial interest in the Fund. A representative of Price Waterhouse LLP will be available at the Meeting, if requested by a shareholder in writing at least five days before the Meeting, to respond to appropriate questions and make a statement (if the representative desires).

                                    Required Vote

      Ratification requires the affirmative vote of a majority of the shares of the Fund voted at the Meeting.


3.    Other Matters and Discretion of Attorneys Named in the Proxy

      As of the date of this Proxy Statement, only the business mentioned in Items 1 and 2 of the Notice of the Meeting is contemplated to be presented. If any procedural or other matters properly come before the Meeting, the enclosed proxy shall be voted in accordance with the best judgment of the proxy holder(s).

      The Meeting is to be held at the same time as meetings of the shareholders of Colonial High Income Municipal Trust and Colonial InterMarket Income Trust I. It is anticipated that the meetings will be held simultaneously. In the event that any Fund shareholder at the Meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meetings so that the Meeting of the Fund may be held separately, the persons named as proxies will vote in favor of such an adjournment.

      If a quorum of shareholders (a majority of the shares entitled to vote at the Meeting) is not represented at the Meeting or at any adjournment thereof, or, even though a quorum is so represented, if sufficient votes in favor of the Items set forth in the Notice of the Meeting are not received by May 30, 1997, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than ninety days in the aggregate and further solicitation of proxies may be made. Any such adjournment may be effected by a majority of the votes properly cast in person or by proxy on the question at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Items set forth in the Notice of the Meeting. They will vote against any such adjournment those proxies required to be voted against any of such Items.

        Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities  Exchange Act of 1934, as amended,  and
Section 30(f) of the 1940 Act, as amended, require the Fund's Trustees and executive officers, persons who own more than ten percent of the Fund's equity securities, the Fund's investment adviser and affiliated persons of the Fund's investment adviser, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Fund's shares and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such filings that were so furnished to the Fund, the Fund believes that Stephen E. Gibson, a Director and the President and Chief Executive Officer of the Adviser and TCG, filed a late Form 3 (Initial Statement of Beneficial Ownership), on which he reported no holdings of the Fund.


                      Date for Receipt of Shareholder Proposals

      Proposals of shareholders which are intended to be considered for inclusion in the Fund's proxy statement relating to the 1998 Annual Meeting of Shareholders of the Fund must be received by the Fund at One Financial Center, Boston, Massachusetts 02111 on or before December 26, 1997.

      Shareholders are urged to vote, sign and mail their proxies immediately.

                        [This Page Intentionally Left Blank.]

                    COLONIAL INVESTMENT GRADE MUNICIPAL TRUST


            This Proxy is Solicited on Behalf of the Trustees.

     The undersigned shareholder hereby appoints Michael H. Koonce, Nancy L. Conlin, Harold W. Cogger. and Arthur O. Stern, and each of them, proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial Investment Grade Municipal Trust, to be held at Boston, Massachusetts, on Friday, May 30, 1997, and at any adjournments, as follows on the reverse side.

P
R
O
X
Y

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE       SEE REVERSE
                                                        SIDE

 ---  Please mark
| X | votes as in
 ---  this example.

This proxy when properly executed will be voted in the manner directed above and, absent direction, will be voted for items 1 and 2 listed below.

1.  ELECTION OF FOUR TRUSTEES. (Item 1 of the Notice)


Nominees: Tom Bleasdale, William E. Mayer,
          James L. Moody, Jr. and John J. Neuhauser

                   FOR               WITHHELD
                  ----                 ----
                 |    |               |    |
                 |    |               |    |
                  ----                 ----

        ----
       |    |
       |    |
        ---- ------------------------------------
           For all nominees except as noted above


2. PROPOSAL TO RATIFY THE SELECTION OF INDEPENDENT ACCOUNTANTS.
(Item 2 of the Notice)

       FOR                       AGAINST                   ABSTAIN
       ----                       ----                      ----
      |    |                     |    |                    |    |
      |    |                     |    |                    |    |
       ----                       ----                      ----


3. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


MARK HERE       ----
FOR ADDRESS    |    |
CHANGE AND     |    |
NOTE AT LEFT    ----

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

     Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature: _______________ Date:________   Signature:_____________ Date:________